NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, WHICH COUNSEL AND THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

SECURITIES PURCHASE WARRANT

SPECTRUMDNA, INC.

Warrant Units: _______

THIS SECURITIES PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _______________ (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date of the final closing of the Financing (the “Initial Exercise Date”) and on or prior to the close of business on the five year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from SpectrumDNA, Inc., a Delaware corporation (the “Company”), up to ______ units (the “Warrant Units”), with each Warrant Unit consisting of one share of common stock of the Company (the “Common Stock”) and one warrant to purchase one additional share of Common Stock (the “Underlying Warrants”).  The purchase price of one Warrant Unit shall be equal to the Exercise Price as defined in Section 2(b).  Each of the Underlying Warrants shall have an initial exercise price of $0.25 per share and shall be in such form as the warrant included in the Securities sold to the investors in the Financing (except that the Underlying Warrants shall contain a cashless exercise feature as provided in Section 2(b) hereof).

Section 1.            Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Placement Agent Agreement dated January 12, 2010, between the Company and HFP Capital Markets LLC (“HFP”) (the “Placement Agent Agreement”).

Section 2.            Exercise.

a)           Exercise of Warrant.  Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto and payment of the aggregate Exercise Price of the Warrant Units thereby purchased by wire transfer or cashier’s check drawn on a United States bank.  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Units available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation along with delivery to the Company of the final Notice of Exercise.  Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Units available hereunder shall have the effect of lowering the outstanding number of Warrant Units purchasable hereunder in an amount equal to the applicable number of Warrant Units purchased.  The Holder and the Company shall maintain records showing the number of Warrant Units purchased and the date of such purchases.

b)          Exercise Price.  The exercise price per Warrant Unit shall be $0.10, subject to adjustment hereunder (the “Exercise Price”).

Notwithstanding the foregoing, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder is entitled to customary cashless exercise and may elect to receive shares (and Underlying Warrants) equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Election in which event the Company shall issue to the holder a number of shares of Common Stock (and Underlying Warrants) computed using the following formula:

X =	Y (A-B)
A

Where X=	the number of shares of Common Stock (and Underlying Warrants) to be issued to the Holder

Y=
the number of shares of Common Stock (and Underlying Warrants) purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A=	the average of the closing sale prices of the Common Stock for the fifteen (15) Trading Days immediately prior to (but not including) the Exercise Date, or fair market value, whichever is less

B=	Exercise Price (as adjusted to the date of such calculation)

For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the shares of Common Stock issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the shares of Common Stock shall be deemed to have commenced, on the date this Warrant was originally issued on the date hereof.

c)           Mechanics of Exercise.

i.       Authorization of Warrant Units.  The Company covenants that all shares of Common Stock underlying the Warrant Units which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon due exercise of the purchase rights represented by this Warrant and payment of the applicable Exercise Price to the Company, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii.      Delivery of Certificates Upon Exercise.  Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if permitted and if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise Form, as soon as reasonably practicable but no later than seven (7) days after the surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”).  This Warrant shall be deemed to have been exercised and the Warrant Units shall be deemed to have been issued on the date all of the foregoing are accepted by the Company.

iii.     Delivery of New Warrants Upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant, at the time of delivery of the certificate or certificates representing Warrant Units, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Units called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iv.     Rescission Rights.  If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Units pursuant to Section 2(c)(ii) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

v.      No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi.     Charges, Taxes and Expenses.  Issuance of certificates for Warrant Units shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Units are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

vii.    Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant pursuant to the terms hereof.

Section 3.            Certain Adjustments.

a)           Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant (and Underlying Warrants) shall be proportionately adjusted.  Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)           Fundamental Transaction. If after the date hereof, the Company (or any other entity, the stock or other securities of which are at the time receivable on the exercise of the Warrants), consolidates with or merges into another entity or conveys all or substantially all of its assets to another entity, then, in each such case, the Holder, upon any permitted exercise of a Warrant, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of the Warrant prior to such consummation, the stock or other securities or property to which such the Holder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if such the Holder had exercised the Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 3.  The successor or purchasing entity in any such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to the Holder a written acknowledgment of such entity’s obligations under the Warrants and this Agreement.

c)           Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

d)           Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

e)           Notice to Holder.

i.       Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.      Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.

Section 4.            Transfer of Warrant.

a)           Transferability.  Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Units without having a new Warrant issued.

b)           New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 4, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

c)           Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d)           Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer, that (i) the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel which is acceptable to the Company (and which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, and (ii) the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company, and (iii) the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) promulgated under the Securities Act.

Section 5.            Miscellaneous.

a)           Registration Rights.  The Holder of this Warrant shall have unlimited piggy back registration rights as provided in Section 5(b) and all other registration rights for the shares of Common Stock underlying this Warrant as the investors in the Financing have been granted as provided in that certain Registration Rights Agreement executed by the Company on January 12, 2010 in connection with the Financing.

b)           If, at any time, the Company proposes to register any of its securities under the Securities Act for sale to the public for its own account or for the account of other security holders (except with registration statements on Forms S-4 or S-8 or another form not available for registering securities for sale to the public), each such time it will give written notice thereof to Holder of its intention so to do (such notice to be given at least fifteen (15) days prior to the filing thereof).  Upon the written request of any such Holder (which request shall specify the number of shares of Common Stock underlying the Warrant Units intended to be disposed of by such Holder and the intended method of disposition thereof), received by the Company within ten (10) days after giving of any such notice by the Company, to register any of the shares of Common Stock underlying such Holder’s Warrant Units, the Company will use its reasonable efforts, to cause the shares of Common Stock underlying the Warrant Units  as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Holder (in accordance with its written request) of such shares of Common Stock so registered (“Piggyback Registration Rights”); provided, that if, at any time after giving written notice of its intention to register any securities pursuant to this Section 5(b) and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all Holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.  If a registration pursuant to this Section 5(b) involves an underwritten public offering, any Holder requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration.  The foregoing provisions notwithstanding, the Company may withdraw any registration statement referred to in this without thereby incurring any liability to the Holders.

c)           No Rights as Shareholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

d)           Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Units, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

e)           Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then such action may be taken or such right may be exercised on the next succeeding business day.

f)           Authorized Shares.

The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the shares of Common Stock underlying this Warrant upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Units upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Units may be issued as provided herein without violation of any applicable law or regulation.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Units above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Units upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Units for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

g)           Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

h)           Restrictions.  The Holder acknowledges that the Warrant Units acquired upon the exercise of this Warrant, and securities underlying the Warrant Units, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

i)            Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered to the Holder in accordance with the notice provisions of the Placement Agent Agreement.

j)            Limitation of Liability.  No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Units, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

k)           Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Units.

l)            Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of both the Company and the Holder.

m)          Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)           Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

SPECTRUMDNA, INC.

By:
Name: James A. Banister
Title: CEO

NOTICE OF EXERCISE

TO:           SPECTRUMDNA, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Units of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ [if permitted] the cancellation of such number of Warrant Units as is necessary, in accordance with the formula set forth in subsection 2(b), to exercise this Warrant with respect to the maximum number of Warrant Units purchasable pursuant to the cashless exercise procedure set forth in subsection 2(b).

(3) Please issue a certificate or certificates representing said Warrant Units in the name of the undersigned or in such other name as is specified below:

______________________________________

The Warrant Units shall be delivered to the following DWAC Account Number (if permitted and if the Company is a participant in such system) or by physical delivery of a certificate to:

_____________________________________
DWAC Acct. #: _________________
_____________________________________
_____________________________________

(4) The undersigned agrees and acknowledges that the undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

NAME OF HOLDER

Signature

Dated: ____________ ___, _______	Print Name and Title (if applicable)

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, ____ all of or _______ Units of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

__________________________________________

__________________________________________

__________________________________________

NAME OF HOLDER

Signature

Name and Title (if applicable)

Dated:  ____________  ___, _______

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.